Exhibit 99.1
Office of the United States Trustee

In re:
     The Kushner-Locke Company

Chapter 11
Case No. LA 01-44828-SB (Administratively Consolidated with
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)
DEBTOR IN POSSESSION INTERIM STATEMENT

Statement Number:	69

For the Period FROM:	7/1/2007

TO:	7/31/2007

CASH ACTIVITY ANALYSIS (Cash Basis Only)			Collateral	Concentration	City National
			Account	Account	Collection Account

Balance before Statement #1			$268,333.21	$65,956.21
A.	Total Receipts per all Prior Interim Statements		$9,955,865.09	$8,909,774.19	$924,611.28
B.	Less: Total Disbursements per all Prior Statements		$9,195,014.84	$8,886,888.06	$21,390.52
C.	Beginning Balance		$1,029,183.46	$88,842.34	$903,220.76
D.	Receipts during Current Period

	Description
	7/3/2007	Teleprog			$2,678.00
	7/5/2007	Wire Transfer		$35,000.00
	7/5/2007	S Gold			$5,975.00
	7/9/2007	Sony Pictures Classics	$3,666.00
	7/12/2007	Starz	$5,000.00
	7/18/2007	S Gold			$5,975.00
	7/20/2007	Wire Transfer		$48,000.00
	7/23/2007	Daro	$127,410.83
	7/31/2007	interest	$4,717.35

	TOTAL RECEIPTS THIS PERIOD		$140,794.18	$83,000.00	$14,628.00	—
E.	Balance Available (C plus D)		$1,169,977.64	$171,842.34	$917,848.76	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 69	Page 2 of 3

F. Less: Disbursements during Current Period:

Date	Check No.	Payee/Purpose

7/3/2007	38828	ATI Solutions, Inc.		$575.00
7/3/2007		ADPTaxes		$5,810.54
7/3/2007	8418	Payroll		$1,357.46
7/3/2007	8419	Payroll		$7,548.20
7/3/2007	8420	Payroll		$1,628.87
7/3/2007	8421	Payroll		$2,888.19
7/5/2007		Wire Transfer	$35,000.00
7/13/2007		ADPFees		$140.94
7/13/2007	38829	Accurate Express		$20.70
7/13/2007	38830	Bowne of Los Angeles, Inc		$1,614.00
7/13/2007	38831	Federal Express		$94.21
7/13/2007	38832	KEVIN MARINO		$314.68
7/17/2007	8422	Payroll		$1,357.45
7/17/2007	8423	Payroll		$7,829.45
7/17/2007	8424	Payroll		$1,628.86
7/17/2007	8425	Payroll		$2,888.19
7/17/2007		ADPTaxes		$6,036.56
7/17/2007		Service Charge		$224.76
7/19/2007	38833	Arrowhead		$26.21
7/19/2007	38834	Dream LLC		$817.59
7/19/2007	38835	Federal Express		$62.66
7/19/2007	38836	Recall		$1,255.01
7/19/2007	38837	Health Net		$4,644.70
7/20/2007	38838	Franchise Tax Board		$38.25
7/20/2007	38839	Franchise Tax Board		$38.25
7/20/2007	38840	Franchise Tax Board		$38.25
7/20/2007		Wire Transfer	$48,000.00
7/27/2007		ADPFees		$402.77
7/27/2007	38841	Accurate Express		$20.70
7/27/2007	38842	AT&T		$78.59
7/27/2007	38843	New Beginnings Enterprises		$4,661.44
7/27/2007	38844	Stutman Treister & Glatt		$12,215.11
7/27/2007	38845	AT&T		$315.35
7/31/2007		Control Agreement Fee			$50.00
7/31/2007		ADPTaxes		$6,804.95
7/31/2007	8426	Payroll		$1,357.46
7/31/2007	8427	Payroll		$8,785.70
7/31/2007	8428	Payroll		$1,628.87
7/31/2007	8429	Payroll		$2,888.18

TOTAL DISBURSEMENTS THIS PERIOD:			$83,000.00	$88,038.10	$50.00	—
G. Ending Balance (E less F)			$1,086,977.64	$83,804.24	$917,798.76	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 69	Page 3 of 3

H.	(1)	Collateral Account:
		a) Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
		b) Account Number:	323221556

	(2)	Concentration Account:
		a) Depository Name and Location: b) Account Number:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024 1891935460

I:	Other monies on hand:

The Kushner Locke Company PWI account				$731.10
Bank of Scotland — Pinocchio			936582	£471,282.99	Pound Sterling	Time Deposit
Bank of Scotland — Basil			936582	£234,126.81	Pound Sterling	Time Deposit (KL’s interest is 50%)
Allied Pinocchio			10747301	$—	Pound Sterling
Edge Entertainment			1891152710	$172.89

I:	Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
BLT Venture			178-71491-7	$95,381.96
BLT Venture			16-524173-1101	$330.45
KL MDP Sensation			60-066-930	$—
KL\7 Venture			1890-69-6360	$31,777.90
Denial Venture			1890-69-6501	$238,964.96
Cracker LLC			1891-04-1665	$732.79
Swing			323-518095	$13,331.13
I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

/s/ Alice P. Neuhauser
Debtor in Possession